SUMMARY PROSPECTUS – MAY 1, 2010 RS Low Duration Bond Fund

Share Class (Ticker): Class A (RLDAX), Class B (RLDBX), Class C (RLDCX), Class K (RLDKX)	Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s Statement of Additional Information (SAI) and most recent reports to shareholders, online at www.RSinvestments.com/prospectus.htm. You can also get this information at no cost by calling 800-766-3863 or by sending an e-mail request to prospectus@rsinvestments.com. You can also get this information from your financial intermediary. This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, each dated May 1, 2010, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2009.

Investment Objective

A high level of current income consistent with preservation of capital.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for the purchase of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in RS Funds. More information about these and other discounts is available from your financial professional and in the “Types of Shares Available — Class A Shares” section on page 105 of the Fund’s prospectus and the “Waivers of Certain Sales Loads” section on page 37 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Share Class	Class A		Class B		Class C		Class K
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower or sales proceeds or the original offering price)	None	[1]	3.00%	[2]	1.00%	[3]	None

Annual Fund Operating Expenses (expenses are deducted from Fund assets as a percentage of average daily net assets)
Share Class	Class A		Class B		Class C		Class K
Management Fees	0.45%		0.45%		0.45%		0.45%
Distribution (12b-1) Fees	0.25%		1.00%		1.00%		0.65%
Other Expenses	0.27%		0.32%		0.26%		0.32%
Total Annual Fund Operating Expenses[4]	0.97%		1.77%		1.71%		1.42%
Fee Waiver/Expense Limitation[4]	-0.17%		-0.22%		-0.16%		-0.22%
Net Expenses[4]	0.80%		1.55%		1.55%		1.20%
1	Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase.
2	Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.
3	Contingent deferred sales load applies for shares sold within one year of purchase.
4	An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement in effect through April 20, 2011. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” “Net Expenses” reflect the effect of this expense limitation on Total Annual Fund Operating Expenses. This expense limitation will continue through April 30, 2011, at which time RS Investments will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through April 30, 2011, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown below reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class B	Class C	Class K	Class A	Class B	Class C	Class K
1 Year	$305	$458	$258	$122	$305	$158	$158	$122
3 Years	$510	$736	$523	$428	$510	$536	$523	$428
5 Years	$733	$1,039	$913	$755	$733	$939	$913	$755
10 Years	$1,373	$1,854	$2,006	$1,683	$1,373	$1,854	$2,006	$1,683

RS LOW DURATION BOND FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 393% of the average value of its portfolio. The Fund’s portfolio turnover rate reflects, among other things, the effect of the Fund’s investments in short-term instruments during periods of significant asset growth over the past year.

Investments, Risks, and Performance

Principal Investment Strategies

RS Investments, the Fund’s investment adviser, has engaged Guardian Investor Services LLC (“GIS”) to act as sub-adviser to the Fund. The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

The Fund’s investment team allocates the Fund’s investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on what the investment team believes to be their attractiveness relative to one another.

Within sector allocations, the Fund’s investment team selects individual securities by considering the yield paid by the security, potential appreciation in the value of the security, the credit quality of the issuer, maturity, and the degree of risk associated with a specific security relative to other securities in the sector.

The Fund tends to have an average duration within a range of one to three years and an average maturity of one and three years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

The Fund normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group Baa3 or BBB-, respectively, or higher or, if unrated, that has been determined by the Fund’s investment team to be of comparable quality. The Fund may invest in lower-rated debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 10% of the Fund’s assets will be invested in lower-rated securities.

The Fund may also invest up to 10% of the value of its net assets in foreign securities denominated in foreign currencies. In addition, the Fund may invest without limit in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund also may enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund’s portfolio.

The Fund may invest in loans or other investments that have economic characteristics similar to loans, of any maturity and credit quality. If the Fund invests in loans, the Fund’s investment team may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Principal Risks

You may lose money by investing in the Fund. The Fund may not achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer’s credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s

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RS LOW DURATION BOND FUND

duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income. In recent periods, the Fund has experienced portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Agent Insolvency Risk

In the event of the insolvency of an agent bank (in a syndicated loan, the agent bank is the bank in the syndicate whom undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan), a loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).

Collateral Impairment Risk

The terms of the senior secured corporate loans and corporate debt securities in which a Fund may invest require that collateral be maintained to support payment of the obligation. However, the value of the collateral may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. As a result, the Fund might not receive payments to which it is entitled.

Fund Performance

The bar chart below and the table on the next page provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund’s Class A shares for the past six calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The returns in the table for Class B shares reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. The Fund is the successor to The Guardian Low Duration Bond Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table includes that of the Predecessor Fund for periods prior to October 9, 2006. The Fund’s past performance (before and after taxes) is not an indication of future performance. Updated performance information for the Fund is available at www.RSinvestments.com or by calling 800-766-3863.

Annual Total Return for Class A Shares (calendar year-end)

Best Quarter Third Quarter 2009 2.20% Worst Quarter Second Quarter 2004 -1.02%

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RS LOW DURATION BOND FUND

Average Annual Total Returns (periods ended 12/31/09)
	1 Year	5 Years	Since Inception 7/30/03
Class A Shares
Return Before Taxes	3.48%	3.52%	3.10%
Return After Taxes on Distributions	2.47%	2.28%	1.98%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	2.27%	1.98%
Class B Shares	1.99%	3.02%	2.68%
Class C Shares	4.10%	3.22%	2.70%
Class K Shares	5.47%	3.58%	3.06%
Barclays Capital U.S. Government 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	1.41%	4.18%	3.56%

The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. Government bonds with maturities between one and three years.

After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC

Investment Sub-Adviser

Guardian Investor Services LLC

Investment Team

Howard W. Chin, Co-Portfolio Manager, has managed the Fund since 2003. Robert J. Crimmins, Jr., Co-Portfolio Manager, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class B	Class C	Class K
Minimum Initial Investment	$2,500	$2,500	$2,500	$1,000
Minimum Subsequent Investments	$100	$100	$100	None

A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

You may redeem your shares on any business day when the New York Stock Exchange is open by mail (Boston Financial Data Services, RS Low Duration Bond Fund, P.O. Box 219717, Kansas City, MO 64121-9717), by telephone (800-766-3863), or online (www.RSinvestments.com).

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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